SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                October 31, 1997


                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
               (Exact name of registrant as specified in charter)


   NEW YORK                    333-11961                     25-0659306
--------------             -----------------       ----------------------------
(State or other            (Commission File        (IRS Employer Identification
jurisdiction of            Number)                 Number)
incorporation)


           ONE MELLON BANK CENTER, PITTSBURGH, PENNSYLVANIA 15258-0001
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (412) 234-5000



                                 NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

 Item 5.    Other Events

     The tables attached hereto as Exhibit 19.1 (the "Updated Tables") update the tables contained on pages 37 through 41 (the "Original Tables") of the Mellon Bank Premium Finance Loan Master Trust Prospectus, dated December 12, 1996 (the "Prospectus"), which forms a part of the Registration Statement on Form S-3, No. 333-11961. The "Geographic Concentration" table appearing on pages 38 and 39 of the Prospectus has been updated to reflect the fact that additional states became Permitted States and that address changes for insureds have occurred. The table under the caption "Loan Loss Experience" has been updated to set forth loss experience for the Entire Portfolio for the years ended December 31, 1994, 1995 and 1996 and for the ten month period ending October 31, 1997, and to set forth loss experience for the Identified Portfolio for the ten month period ending October 31, 1997. The table under the caption "Loan Delinquency Experience Following Cancellation" has been updated to add a new table to show delinquency experience for the Identified Portfolio for the ten month period ended October 31, 1997. The table under the caption "Originators' Portfolio Yield" has been updated to add a new table to show portfolio yield information for the Identified Portfolio for the ten month period ending October 31, 1997. Capitalized but undefined terms used herein have the meanings set forth in the Prospectus.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

     The loan loss experience for the Identified Portfolio for the ten months ended October 31, 1997 is not directly comparable to the loan loss experience for the Entire Portfolio for the ten months ended October 31, 1997 or prior periods presented. Loans are generally charged off by the Servicer if uncollected 270 days after cancellation of the related insurance policy. At the beginning of each period presented, the Entire Portfolio included loans which at such date were uncollected for a variety of lengths of time after cancellation of the related insurance policy. Charge-offs generally occurred during each period as time elapsed and loans remained uncollected for 270 days after policy cancellation. One of the requirements for loans transferred to the Trust as part of the Identified Portfolio is that such loans may not be delinquent more than thirty days. Consequently, the Identified Portfolio, at the beginning of the period presented (January 1, 1997, approximately two weeks after the initial transfer of loans to the Trust), contained a substantially smaller proportion of loans delinquent for more than thirty days than the Entire Portfolio as of the beginning of any of the periods presented. As a result, charge-offs for the Identified Portfolio for the period presented were substantially lower, both in absolute terms and as a percentage of outstanding loans, than charge-offs for the Entire Portfolio for any of the periods presented.

     For the Entire Portfolio, net charge-offs as a percentage of the average outstanding principal balance increased for the ten months ended October 31, 1997 as compared to prior periods due to a number of factors. These factors include lower originations of new loans which, when compared to charge-offs resulting in part from higher originations in prior periods, have resulted in a higher percentage of charge-offs; economic pressures affecting the insurance industry, which have resulted in insurance companies being more assertive in resisting making unearned premium refunds; the utilization of new insurance agents and increased extended payment terms, which have resulted in increased risk of nonpayment; and higher levels of borrower bankruptcies, which have contributed to increased charge-offs.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.

     19.1 Updated Tables

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
-------------------------------------------------------------------------------
                                  (Registrant)

                                  By:  AFCO Credit Corporation, on behalf
                                       of Mellon Bank Premium Finance
                                       Loan Master Trust


Date: December 2, 1997                 By: /S/ FREDERICK B. OLLETT, III
                                           Name:  Frederick B. Ollett, III
                                           Title: Vice President and Chief
                                                  Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

19.1                                Updated Tables


 AGG1097                                                                                                             EXHIBIT 19.1

                              AFCO AGGREGATE RECEIVABLES BALANCE BY AMOUNT - IDENTIFIED PORTFOLIO
                                                        AS OF 10/31/97

Aggregate Receivables Balance          Number of Acts              Percent of               Aggregate               Percent of
                                                                    Number of              Receivable                Aggregate
                                                                        Accts                 Balance               Receivable
                                                                                                                       Balance
1.        5,000  or less                    39,529                    70.63%             $64,191,172.42                11.38%

2.        5,000 -   10,000                   6,999                    12.51%              49,552,513.12                 8.79%

3.       10,000 -    25,000                  5,633                    10.07%              87,611,112.34                15.54%

4.       25,000 -    50,000                  2,095                     3.74%              72,542,474.61                12.86%

5.       50,000 -    75,000                    669                     1.20%              41,019,673.54                 7.27%

6.       75,000 -   100,000                    291                     0.52%              25,055,469.10                 4.44%

7.      100,000 -   250,000                    507                     0.91%              75,391,313.29                13.37%

8.      250,000 -   500,000                    152                     0.27%              52,656,782.34                 9.34%

9.      500,000 - 1,000,000                     63                     0.11%              43,880,105.56                 7.78%

10.   1,000,000 - 5,000,000                     25                     0.04%              52,028,635.19                 9.23%

11.       Over  - 5,000,000                                                                        0.00                 0.00%



Total:                                      55,963                                     $563,929,251.51



Term1097

                          AFCO COMPOSITION OF RECEIVABLES BY REMAINING INSTALLMENT TERM - IDENTIFIED PORTFOLIO
                                                           AS OF 10/31/97


Remainint Installment Term       Number of Accts            Percent           Aggregate             Percent of
                                                       of Number of         Receivables              Aggregate
                                                              Accts             Balance            Receivables
                                                                                                       Balance
03 Months or Less                    22,136                 39.55%       $87,084,760.47                 15.44%

04 to 06 Months                      19,414                 34.69%       210,415,967.20                 37.31%

07 to 09 Months                      13,947                 24.92%       192,071,227.13                 34.06%

10 to 12 Months                         310                  0.55%        43,187,000.59                  7.66%

13 to 18 Months                          62                  0.11%         9,889,276.36                  1.75%

More than 18 Months                      94                  0.17%        21,281,019.76                  3.77%


Total:                               55,963                             $563,929,251.51



GEO1097

              AFCO GEOGRAPHIC CONCENTRATION - IDENTIFIED PORTFOLIO
                                 AS OF 10/31/97

     States                           Aggregate             Percentage of
                                    Receivables                 Aggregate
                                        Balance               Receivables
                                                                  Balance
CALIFORNIA                        $126,022,062.25                  22.35%
TEXAS                               74,522,806.07                  13.21%
NEW YORK                            64,167,002.97                  11.38%
FLORIDA                             39,416,541.87                   6.99%
NEW JERSEY                          35,279,470.71                   6.26%
PENNSYLVANIA                        23,197,423.01                   4.11%
ILLINOIS                            17,625,862.78                   3.13%
GEORGIA                             17,587,475.37                   3.12%
WASHINGTON                          17,580,129.61                   3.12%
MASSACHUSETTS                       16,928,855.16                   3.00%
OHIO                                13,137,913.80                   2.33%
MICHIGAN                            12,879,283.15                   2.28%
LOUISIANA                            9,120,120.91                   1.62%
NORTH CAROLINA                       7,593,823.72                   1.35%
SOUTH CAROLINA                       7,586,417.23                   1.35%
COLORADO                             7,367,861.59                   1.31%
CONNECTICUT                          7,121,245.07                   1.26%
ARKANSAS                             7,069,092.85                   1.25%
ALABAMA                              6,275,191.95                   1.11%
INDIANA                              5,339,884.24                   0.95%
OKLAHOMA                             5,205,595.97                   0.92%
MINNESOTA                            5,189,528.57                   0.92%
MARYLAND                             4,751,719.17                   0.84%
HAWAII                               4,245,109.73                   0.75%
ARIZONA                              3,658,934.75                   0.65%
KENTUCKY                             3,460,247.95                   0.61%
WEST VIRGINIA                        3,384,939.28                   0.60%
IDAHO                                3,048,514.20                   0.54%
NEVADA                               2,624,481.27                   0.47%
UTAH                                 2,243,960.61                   0.40%
WISCONSIN                            2,053,342.69                   0.36%
NEBRASKA                             1,593,706.62                   0.28%
MAINE                                1,548,318.54                   0.27%
NEW HAMPSHIRE                        1,418,629.27                   0.25%
RHODE ISLAND                           974,541.38                   0.17%
MONTANA                                793,861.72                   0.14%
IOWA                                   676,270.48                   0.12%
VIRGINIA                               418,662.51                   0.07%
WYOMING                                289,704.79                   0.05%
SOUTH DAKOTA                           228,169.27                   0.04%
MISSOURI                               129,702.02                   0.02%
ONTARIO                                121,563.46                   0.02%
DELAWARE                                29,400.00                   0.01%
DISTRICT OF COLUMBIA                    13,974.18                   0.00%
MISSISSIPPI                              2,376.40                   0.00%
OREGON                                   2,129.36                   0.00%
ALBERTA                                  1,247.67                   0.00%
NORTH DAKOTA                             1,063.16                   0.00%
ALASKA                                     457.13                   0.00%
NEW MEXICO                                 450.63                   0.00%
KANSAS                                     184.42                   0.00%

Total:                            $563,929,251.51



LOSS1097


                                                          LOAN LOSS EXPERIENCE(1)
                                                          (DOLLARS IN THOUSANDS)


                                                     Identified
                                                      Portfolio                                Entire Portfolio
                                                  ----------------       ----------------------------------------------------------

                                                    Ten Months              Ten Months           For the Year Ended December 31,
                                                  Ended October 31,      Ended October 31,  --------------------------------------
                                                       1997                     1997            1996           1995           1994
                                                       ----                     ----            ----           ----           ----
Average Outstanding Principal Balance                $564,298              $924,839        $1,010,105     $1,036,464    $1,105,789
Gross Charge-Offs                                         606                 3,918             4,115          3,230         2,836
Recoveries                                                 24                 1,328             2,136          1,153           966
Net Charge-Offs                                           582                 2,590             1,979          2,077         1,870
Net Charge Offs as a Percentage of Average
   Aggregate Outstanding Principal Balance               0.12%(2)              0.34%(2)          0.20%          0.20%         0.17%



(1) A loan is generally written off to the extent it is uncollected 270 days after the effective date of cancellation of the related insurance policy.
(2)  Calculated on an annualized basis


 DLNQ1097



               LOAN DELINQUENCY EXPERIENCE FOLLOWING CANCELLATION
                              IDENTIFIED PORTFOLIO


                                                                at October 31,
                                                                     1997
                                                                ---------------
Number of days a loan remains overdue after cancellation
  of the related insurance policy
        31-89                                                          1.28%
        days
        90-270 days                                                    0.76%
        Over 270 days(1)                                               0.00%
                                                                      -----
           Total                                                       2.04%
                                                                      =====

       (1) A loan is generally written off to the extent it is uncollected 270 days after the effective date of cancellation of the related insurance policy.


 Yield - Identified Portfolio

                          ORIGINATORS' PORTFOLIO YIELD
                              IDENTIFIED PORTFOLIO
                             (DOLLARS IN THOUSANDS)


                                                           Ten Months Ended
                                                           October 31, 1997
                                                           ----------------
Average Outstanding Principal Balance Receivable                 $564,298
Interest & Fee Income                                              53,284

Average Revenue Yield                                               11.33%(1)

(1)  Calculated on an annualized basis.